UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2006

BMB Munai, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-28638	30-0233726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 Dostyk Ave., 4th Floor Almaty, Kazakhstan	050051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +7 (3272) 375-125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On September 20, 2006, BMB Munai, Inc. (the “Company”) issued a press release announcing that the Company’s common stock had been approved for listing on the American Stock Exchange. Trading of the Company’s common stock under the symbol “KAZ” is expected to commence on the American Stock Exchange on Thursday, September 21, 2006. A copy of the press release is filed herewith as Exhibit 99.01 and incorporated herein by reference.

Item 9.01 Exhibit and Financial Statements

      (d) Exhibits

99.01 Copy of Press Release issued September 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2006

BMB Munai, Inc.

By	/s/ Adam R. Cook
Adam R. Cook, Secretary